STATEMENT OF OPERATIONS (AS RESTATED)	3 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Loss from Operations
Formation and operating costs	$ 169,163
Loss from operations	(169,163)
Other income (expense):
Change in fair value of warrant liability	(3,580,000)
Transaction costs allocable to warrants	(506,782)
Interest Income	11,579
Total other income	(4,075,203)
Net income (loss)	(4,244,366)
Redeemable Class A Ordinary Shares [Member]
Other income (expense):
Interest Income	$ 11,579
Basic weighted average shares outstanding (in shares) | shares	30,000,000
Basic net income (loss) per share (in dollars per share) | $ / shares	$ 0.00
Class B Non-redeemable Ordinary Shares [Member]
Other income (expense):
Diluted weighted average shares outstanding (in shares) | shares	7,500,000
Diluted net income (loss) per share (in dollars per share) | $ / shares	$ (0.57)